UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Western Digital Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

5601 GREAT OAKS PARKWAY SAN JOSE, CA 95119	Your Vote Counts! WESTERN DIGITAL CORPORATION 2024 Annual Meeting November 20, 2024 8:00 a.m., PT www.virtualshareholdermeeting.com/WDC2024

V57224-P17600

You invested in WESTERN DIGITAL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 20, 2024.

Get informed before you vote
View the Notice and Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 6, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* November 20, 2024 8:00 a.m., PT Virtually at: www.virtualshareholdermeeting.com/WDC2024 Vote Before the Meeting at proxyvote.com by November 19, 2024 11:59 p.m., ET

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
1a.	Kimberly E. Alexy	For
1b.	Thomas Caulfield	For
1c.	Martin I. Cole	For
1d.	Tunç Doluca	For
1e.	David V. Goeckeler	For
1f.	Matthew E. Massengill	For
1g.	Stephanie A. Streeter	For
1h.	Miyuki Suzuki	For
2.	Approval on an advisory basis of the named executive officer compensation disclosed in the Proxy Statement.	For
3.	Approval of an amendment and restatement of our 2021 Long-Term Incentive Plan to increase by six million the number of shares of our common stock available for issuance under that plan.	For
4.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2025.	For
In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting and any postponement or adjournment of the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V57225-P17600